Exhibit 10.22.1

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER'S LICENSE NUMBER.

OVERRIDING ROYALTY INTEREST DEED

THE STATE OF TEXAS           ~

                                                                                      KNOW ALL MEN BY THESE PRESENTS:

COUNTY OF JONES             ~

Date:

            July ____, 2006

Effective Date:

            July ____, 2006

Grantor:

            WENTWORTH ENERGY, INC., an Oklahoma corporation, acting by and through its duly authorized officer, undersigned

Grantor's Mailing Address:

            115 West 7th Street, Suite #1415, Fort Worth,

            Tarrant County, Texas 76102

Grantee:

            GEORGE BARNES, JOANN BARNES, H.E. (BUSTER) BARNES and LeDEENA SMITTH, as to an undivided 1/4 interest in the overriding      royalty interest described below

Grantees' Mailing Address:

            1006 Anderson County Road 2212, Palestine,

            Anderson County, Texas 75803

Consideration:

Ten and No/100 ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which is hereby expressly confessed and recognized by Grantor.

Property:

A two (2.00%) percent overriding royalty interest of Grantor's mineral interest, in all the oil, gas, and constituent elements including cashinghead gas produced from wells drilled by WENTWORTH ENERGY, INC. as well as from any well or wells drilled for or in which WENTWORTH ENERGY, INC. participates (whether by farmout, farm-in, lease, assignment or otherwise), as may be located on those certain properties described in Exhibit A., attached hereto and fully incorporated herein.  Such grant shall only apply to production as described herein, from wells drilled and developed subsequent to the date of this conveyance, and shall not include any well on the subject properties that may be in production as of the date of this conveyance.

When the context requires, singular nouns and pronouns include the plural.  This instrument shall be deemed to be effective upon its recording in the office of the county clerk.

            EXECUTED this           day of June, 2006.

                                                                                    WENTWORTH ENERGY, INC.

                                                                        By:

                                                                                    JOHN PUNZO,

                                                                                    Its Chief Executive Officer

THE STATE OF TEXAS           ~

COUNTY OF ANDERSON        ~

            This instrument was acknowledged before me on the 20 day of June, 2006, by John Punzo, in the capacity stated, on behalf of Wentworth Energy, Inc.

                                                                                    Notary Public in and for the State of Texas

After recording, please return to:

JACKSON HANKS, P.C.

Post Office Box 2458

Palestine, Texas  75802

EXHIBIT A.

OIL, GAS AND OTHER MINERALS

JONES COUNTY, TEXAS

Being all the minerals formerly owned by The P.D.C. Ball Limited Partnership in the Southwest Quarter (SW 1/4) of Section 33, Block 18, T&P RR. CO. Survey, Jones County, Texas containing 160 acres of land, more or less.